EXHIBIT 4.2.1

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         NUMBER                                       Countrywide                                       SHARES
NY
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                                                 Financial Corporation

                                                                                                COMMON STOCK
            COMMON STOCK
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SEE REVERSE SIDE FOR RIGHTS LEGEND

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 222372 10 4

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the holder of record of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF FIVE CENTS ($.05) EACH OF THE COMMON STOCK OF

        Countrywide Financial Corporation transferable on the books of the Corporation by the holder in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the seal of said Corporation and the signatures of its duly authorized officers.

Dated:

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                                              COUNTRYWIDE FINANCIALCORPORATION              /s/ Angelo Mozilo
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COUNTERSIGNED AND REGISTERED:
         THE BANK OF NEW YORK                 ORGANIZED
                  TRANSFER AGENT              DEC. 2,1986                                   Chairman Chief Executive Officer
                  AND REGISTRAR               DELAWARE                                      and President
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BY

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                        AUTHORIZED SIGNATURE                                                /s/ Sandor E. Samuels
                                                                                            ---------------------
                                                                                            Secretary
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This certificate evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement between Countrywide Financial Corporation (formerly known as Countrywide Credit Industries, Inc.) and The Bank of New York (the “Rights Agent”) dated as of November 27, 2001 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Countrywide Financial Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and will no longer be evidenced by this certificate. Countrywide Financial Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons (as defined in the Rights Agreement) or certain related persons and any subsequent holder of such Rights may become null and void with respect to certain rights set forth in Section 11(a)(ii) and Section 13(a) of the Rights Agreement.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM-- as tenants in common                         UNIF GIFT MIN ACT-- ..................... Custodian....................
TEN ENT-- as tenants by the entireties                                          (Cust)                       (Minor)
JT TEN-- as joint tenants with right of                                  under Uniform Gifts to Minors
         survivorship and not as tenants                                 Act________________________________
         in common                                                                   (State)
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                                                       UNIF RF MIN ACT-- ..................... Custodian (until age............)
                                                                                (Cust)
                                                                         ............................... under Uniform Transfers
                                                                            (minor)
                                                                         to Minors Act..............................
                                                                                             (State)
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Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________

X____________________________________

                       X____________________________________
NOTICE:      THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                       PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

NOTICE:
Signature(s) Guaranteed

By________________________________________________________________
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUION (BANKS,
STOCK BROKER SAVINGS AND LOAN ASSOCIATIONS WITH CREDIT UINONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSANT TO S.E.C. RULE 17Ad-15.

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          AMERICAN BANK NOTE COMPANY                   PRODUCTION COORDINATOR: BELINDA BECK:
            55TH and SANSOM STREET                                 215-764-8619
            PHILADELPHIA, PA 19139                           PROOF OF NOVEMBER 6, 2002
                (215) 764-8600                                      COUNTRYWIDE
                                                                      H 74718
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     SALES: E. MORGENSTERN: 661-290-2731                    OPERATOR:                  HJ/JW
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/ HOME 12 / LIVE JOBS / C / COUNTRYWIDE 74718                         Rev. 1
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